UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2006

Manatron, Inc. Employee Stock Ownership and Salary Deferral Plan
(Full Title of Plan)
Commission File Number: 333-07519

Manatron, Inc.
(Name of issuer of the securities held pursuant to the plan
and the address of its principal executive office)
Commission File Number: 000-15264

Michigan (State or Other Jurisdiction of Incorporation)	38-1983228 (IRS Employer Identification No.)

510 E. Milham Avenue Portage, Michigan (Address of Principal Executive Offices)	49002 (Zip Code)

Registrant's telephone number,
including area code:  (269) 567-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant's Certifying Accountant.

          On January 30, 2006, Ernst & Young LLP ("E&Y") was dismissed as the independent registered public accounting firm of the Manatron, Inc. Employee Stock Ownership and Salary Deferral Plan (the "Plan"), which files Annual Reports on Form 11-K pursuant to Section 15(d) of the Securities Act of 1934, effective as of January 30, 2006. E&Y remains the independent registered public accounting firm for Manatron, Inc. (the "Company"), the sponsor of the Plan. The dismissal of E&Y described above relates only to the Plan. This dismissal was approved by the Company's Audit Committee.

          E&Y's reports on the Plan's financial statements for the fiscal years ended December 31, 2004 and 2003 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

          During the two most recent fiscal years ended December 31, 2004 and 2003 and through the date of this report, there were no "disagreements" (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K issued under the Securities Exchange Act of 1934, as amended, and its related instructions) between the Plan and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreement in connection with its reports.

          During the two most recent fiscal years ended December 31, 2004 and 2003 and through the date of this report, there were no "reportable events" (as that term is defined in Item 304(a)(1)(v) of Regulation S-K issued under the Securities Exchange Act of 1934, as amended, and its related instructions) between the Plan and E&Y.

          The Company's Audit Committee approved the engagement of BDO Seidman, LLP as the new independent registered public accounting firm for the Plan on January 30, 2006. During the two most recent fiscal periods ended December 31, 2004 and December 31, 2003, and the subsequent interim period through January 30, 2006, neither the Plan nor anyone on its behalf consulted with BDO Seidman, LLP regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Plan's financial statements, any matter that was the subject of a disagreement or reportable event or any matter or event set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

          The Plan has furnished E&Y with a copy of this Current Report on Form 8-K prior to filing with the Securities and Exchange Commission ("SEC"). The Plan also requested that E&Y furnish a letter addressed to the SEC stating whether it agrees with the statements made in this Current Report. A copy of E&Y's letter to the SEC is filed with this Current Report as Exhibit 16.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

	16.1	Letter from Ernst & Young LLP dated February 3, 2006, to the Securities and Exchange Commission.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	February 3, 2006	MANATRON, INC. EMPLOYEE STOCK OWNERSHIP AND SALARY DEFERRAL PLAN

		By:	/s/ Paul R. Sylvester
Paul R. Sylvester President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Document

16.1	Letter from Ernst & Young LLP dated February 3, 2006, to the Securities and Exchange Commission.